SEARCHHOUND COM INC



Filing Type:
8-K
Description:
Amended Current Report
Filing Date:
March 19, 2001
Period End:
December 31, 2000


Primary Exchange:
Over the Counter Bulletin Board
Ticker:
SRHN





Table of Contents






8-K

ITEM 4	2
Item 7	3













































1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): December 31,2001

                              SearchHound.com, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     0-19471                  91-1942841
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                              1700 Wyandotte Street
                           Kansas City, Missouri 64108
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (816) 960-3777
              (Registrant's telephone number, including area code)


                         PAN International Gaming, Inc.
                            19239 Aurora Avenue North
                            Shoreline, WA 98133-3930
          (former name or former address if changed since last report)


         2


ITEM 4.		     CHANGES IN REGISTRANT'S CERTIYING ACCOUNTANT

(a)	Previous independent accounts

(i)	On March 16, 2001 SearchHound.com, Inc. dismissed William L.
Butcher as its independent accountants.
(ii)	The reports of William L. Butcher on the financial statements for the past two fiscal years contained no adverse opinion or
disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
(iii)	The Registrant's Audit Committee participated in an approved the decision to change independent accountants.
(iv)	In the connection with its audits for the two most recent fiscal years and through March 16, 2001, there have been no
disagreements with William L. Butcher on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of William L. Butcher would have caused them to make reference thereto in their report on the financial
statements for such years.
(v)	During the two most recent fiscal years and through December 31,
2000, there have been no reportable events (as defined in
Regulation S-K Item 304 (a) (1) (v)).
(vi)	The Registrant has requested that William L. Butcher furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.
(b)	New Independent accounts

(i) The Registrant engaged Clevenger and Haywood CPA, P.C. as its new independent accountants as of March 16, 2001. During the two most recent fiscal years and through March 16, 2001, the Registrant has not consulted with Clevenger and Haywood, CPA in items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter id a disagreement or reportable event with the former auditor, (as described b the Regulation S-K Item 304(a)(2)).


Item 7. Exhibits

        (a)    Exhibit# 	Description of Exhibit

1	Previous Independent Accountant agreement letter

2	Letter of acceptance from Clevenger - Haywood CPA,
P.C.












         3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SearchHound.com, Inc.
                                       (Registrant)


Date: March 19, 2001	               	By: /s/ Dave L. Mullikin
     ----------------------------              ---------------------------------
                                         Dave L. Mullikin
                                         President and Chief Executive Officer




















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